Second Quarter 2015 Conference Call July 22, 2015 E. Scott Santi, Chairman & CEO Michael M. Larsen, Senior Vice President & CFO Aaron H. Hoffman, Vice President, Investor Relations

Forward Looking Statements 2 Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free operating cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2015 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2014 and Form 10-Q for the first quarter of 2015. Non-GAAP Measures The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures are detailed in ITW’s press release for the second quarter of 2015, which is available at www.itw.com, together with this presentation.

Second Quarter 2015 Highlights ● Solid execution and performance in a challenging capital spending environment – Record operating margin of 21.3%, an increase of 80 basis points – 7% EPS growth to $1.30 … EPS up 17% excluding a $(0.12) impact from currency – After-tax return on invested capital (ROIC)* increased 80 basis points to 20.3% ● Substantial progress half way through the 5-year Enterprise Strategy – Enterprise Initiatives (portfolio management, business structure simplification, strategic sourcing) continue to be on-track and are delivering significant benefits – Operating margin and after-tax ROIC have increased by more than 500 basis points – Portfolio management and internal actions are positioning ITW for accelerated organic revenue growth 3 Continued progress in year 3 of a 5 year plan to position ITW for solid growth with best-in-class margins and returns on a sustainable basis * See ITW’s second quarter 2015 press release for the reconciliation from GAAP to non-GAAP measurements.

$3.4B $3.7B Q2’14 Q2’15 Total Revenue $1.30 $1.21 EPS Operating Margin EPS +7% Q2 2015 Financial Summary Enterprise Initiatives continue to deliver strong results 21.3% 20.5% +80 bps ROIC* 20.3% 19.5% +80 bps * See ITW’s second quarter 2015 press release for the reconciliation from GAAP to non-GAAP measurements. Q2 2015 Actuals ● $1.30 EPS up 7%, +17% excluding $(0.12) of currency impact ● Record operating margin of 21.3%; Enterprise Initiatives contributed 100 basis points ● Organic revenue up 0.2%; ~(1)% impact from product line simplification ● Total revenue down (8)% due to currency impact ● Three segments with strong organic growth offset by soft capital spending environment + Automotive OEM +6%, Construction +6%, Food Equipment +4% – Welding (6)%, Test & Measurement platform (7)% 4 Highlights

Q2 2015 Organic Revenue Growth

ITW

Growth by Geography

Organic revenue up 0.2%*



0.4%
0.1%
2%
(3)%
North America
Inter-national
EMEA
Asia Pacific

**Ongoing product line simplification reduced organic growth by ~(1) percentage point*

Highlights

- **North America up 0.4%**
  - Construction +15%, Food Equipment +7%, Automotive OEM +5%
  - Welding, Test & Measurement and Electronics, Specialty (5)%
- **International up 0.1%**
  - EMEA up 2%
    - Automotive OEM +10%, Welding +5% offset by a (5)% decline in Polymers & Fluids
  - Asia Pacific down (3)%
    - Welding (14)% and Test & Measurement and Electronics (9)% partially offset by growth in Construction Products +3% and Polymers & Fluids +4%
    - China: Automotive OEM +8%

Solid organic growth in Automotive OEM, Food Equipment & Construction Products

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Q2 2015 Enterprise Initiatives +100 bps Price/Cost +20 Volume - Other (40) Margin Expansion +80 bps Operating Margin Q2‘15 21.3% Q2‘14 20.5% Key Drivers OM% V bps Automotive OEM 24.5% +80 T&M and Electronics 16.1 +90 Food Equipment 22.0 +250 Polymers & Fluids 20.9 +130 Welding 26.1 (20) Construction Products 19.9 +170 Specialty Products 23.5 (70) Q2 2015 Operating Margin Record quarterly operating margin driven by Enterprise Initiatives; 1H’2015 operating margin +150 basis points 6

Q2 2015 Segment Results

($'s in millions)

Year-to-Date

	Organic Revenue 1H'15
Automotive OEM	+6%
T&M and Electronics	(3)
Food Equipment	+4
Polymers & Fluids	(1)
Welding	(5)
Construction Products	+4
Specialty Products	(5)
Total Company	**+0.4%***

**Ongoing product line simplification reduced organic growth by ~(1) percentage point*

Automotive OEM



Organic +6%
Total (3)%
$671
$649
Q2'14
Q2'15
Total Revenue
+80 bps
23.7%
24.5%
Q2'14
Q2'15
Operating Margin

Highlights

- Organic revenue growth of 6% due to ongoing innovation efforts and product penetration; worldwide auto builds were flat
- Organic revenue growth vs. geographic auto builds:
  - Europe +10% vs. flat
  - N.A. +5% vs. +2%
  - China +8% vs. +2%

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Q2 2015 Segment Results

($'s in millions)

Test & Measurement and Electronics


Organic (5)%
Total (11)%
$558
$496
Q2'14
Q2'15
Total Revenue


+90 bps
15.2%
16.1%
Q2'14
Q2'15
Operating Margin

Highlights

- Test & Measurement organic revenue down (7)% due to the impact of soft capital spending environment
- Electronics organic revenue down (3)%

Food Equipment


Organic +4%
Total (4)%
$537
$518
Q2'14
Q2'15
Total Revenue


+250 bps
19.5%
22.0%
Q2'14
Q2'15
Operating Margin

Highlights

- Organic revenue growth of 4% driven by new product introductions in warewash, refrigeration and cooking
- North America +7%
  - Equipment +9%, Service +5%
- International +1%
  - Equipment flat, Service +3%

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Highlights ● Organic revenue down (2)% driven by product line simplification and market softness in Europe, partially offset by new products ● Polymers (3)% ● Fluids & Hygiene (2)% ● Automotive Aftermarket flat Highlights ● Organic revenue down (6)% driven by oil & gas related end markets and soft capital spending environment ● North America down (5)% ● International down (9)% $470 $426 26.1% 26.3% Organic (6)% Total (9)% (20) bps Welding Total Revenue Operating Margin Q2‘14 Q2‘14 Q2‘15 Q2‘15 Polymers & Fluids $506 19.6% 20.9% Organic (2)% Total (12)% +130 bps $446 Total Revenue Operating Margin Q2‘15 Q2‘15 Q2‘14 Q2‘14 Q2 2015 Segment Results 9 ($’s in millions)

Highlights ● Organic revenue growth of 6% ● North America +15%, driven largely by renovation and commercial end markets ● Asia Pacific +3%, with solid retail growth in Australia ● Europe (1)%, strength in the UK offset by softness in continental Europe Highlights ● Organic revenue down (3)% driven by ongoing product line simplification and the impact of lower capital spending – North America (5)% – International (1)% $419 $444 18.2% 19.9% Organic +6% Total (6)% +170 bps Construction Products $486 $540 23.5% 24.2% Organic (3)% Total (10)% (70) bps Specialty Products Total Revenue Operating Margin Total Revenue Operating Margin Q2‘14 Q2‘14 Q2‘15 Q2‘15 Q2‘15 Q2’15 Q2‘14 Q2‘14 Q2 2015 Segment Results 10 ($’s in millions)

2015 Financial Guidance ● Expect organic growth flat to +1% in the quarter ● ~(7)% revenue headwind versus prior year at current exchange rates ● Enterprise Initiatives contribute ~100 bps Q3 2015 $3.7B Total Revenue $1.32 - $1.40 $1.28 EPS Q3’15F Q3’14 Organic Flat to +1% Total (6) to (7)% 2015 EPS $4.67 $14.5B 2014 2015F $5.07 - $5.23 Total Revenue Organic ~1% Total ~(6)% 11 Well positioned to deliver another year of strong progress in 2015 ● Raising EPS guidance by $0.05 at the midpoint ● Expect ~1% full-year 2015 organic growth ● Strong cash flows with FCF conversion > 100% ● Project ~$2 billion share repurchase for the year EPS +10% at midpoint EPS +6% at midpoint Operating Margin 19.9% 21%+ Operating Margin 20.9% ~22%

Questions

Total Revenue Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Total ITW Organic 6.0% (4.9)% 4.2% (1.6)% (6.0)% 5.8% (3.4)% 0.2% Divestitures (0.3) - - (1.6) (0.1) (0.4) - (0.3) Translation (9.1) (6.1) (7.8) (8.7) (3.3) (11.1) (6.5) (7.5) Total Revenue (3.4)% (11.0)% (3.6)% (11.9)% (9.4)% (5.7)% (9.9)% (7.6)% Change in Operating Margin Automotive OEM T&M and Electronics Food Equipment Polymers & Fluids Welding Construction Products Specialty Products Total ITW Operating Leverage 90 bps (160) bps 100 bps (40) bps (100) bps 150 bps (70) bps - bps Changes in Variable Margin & OH Costs (20) 180 240 80 40 60 40 80 Total Organic 70 bps 20 bps 340 bps 40 bps (60) bps 210 bps (30) bps 80 bps Restructuring - 70 (90) 100 (10) (40) (40) - Other 10 - - (10) 50 - - - Total Operating Margin Change 80 bps 90 bps 250 bps 130 bps (20) bps 170 bps (70) bps 80 bps Total Operating Margin %* 24.5% 16.1% 22.0% 20.9% 26.1% 19.9% 23.5% 21.3% * Includes unfavorable operating margin impact of amortization expense from acquisition-related intangible assets 10 bps 400 bps 90 bps 420 bps 70 bps 70 bps 180 bps 170 bps Appendix - Additional Segment Detail Q2 2015 vs. Q2 2014 Favorable / (Unfavorable) 13